Smart Solutions. Powerful Products. Forum Energy Technologies

Smart Solutions. Powerful Products. Confidential Forward Looking Statements The statements made during this presentation, including the answers to your questions, include information that the Company believes to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements involve risk and uncertainties that may cause actual results or events to differ materially from those expressed or implied in such statements. Those risks include, among other things, matters that the Company has described in its earnings release and in its filings with the Securities and Exchange Commission. The Company does not undertake any ongoing obligation, other than that imposed by law, to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after this presentation. In addition, this presentation contains time sensitive information that reflects management's best judgment only as of the date of this presentation. This presentation may contain Non-GAAP financial measures. A reconciliation to the most directly comparable GAAP measure is included in the appendix to this presentation. A copy of this presentation will be available on our website at www.f-e-t.com for 30 days following the conference. 2

 Global oilfield, manufactured products and equipment company  Leveraged to attractive secular growth trends ‒ Deepwater / Subsea ‒ Drilling / Well Construction ‒ Production / Completion / Infrastructure  Develop strong brands and market position  High percentage of revenue from activity-based, consumable products  Strong platform for growth from multiple avenues Forum Energy Technologies Strategy Themes 3

4 Markets & Customers Subsea Construction  & Development Full Well Cycle Exposure Offshore  Construction Upstream,  Midstream &  Downstream  Key Customers & Business Drivers Subsea Activity 20% Valves 15% Drilling Contractors Rig Count 30% Drilling Service Companies E&P Operators Well Count 35% Well Construction & Completion Stimulation &  Intervention E&P Operators Production Infrastructure

 High percentage of revenue from activity-based, consumable products  Purchases often associated with our customers’ operating expense budgets 5 Weighted Towards Consumables Activity-based revenue drivers Consumable Products 53% Other 3% Capital Equipment 44% Percent of 2013 Revenue Downhole Technologies Flow Equipment Valve Solutions Drilling Technologies Subsea Technologies Production Equipment

6 Expansion for Growth Fallbrook Campus Broussard Manufacturing Elmore City Manufacturing Batam Workshop & Warehouse  Fallbrook Central Campus, Houston  Manufacturing ‒ Drilling, LA ‒ Production Equipment, OK ‒ Dynacon Subsea, TX  Distribution ‒ Multi-Product Line, Singapore ‒ Multi-Product Line, Dubai ‒ Subsea, Batam ‒ Davis-Lynch, Houston

7 2014 Objectives  Revenue enhancements ‒ Market share gains – international and offshore ‒ New product commercialization • Next generation ROV • Multi-well pad production facility • CT BOP  Margin improvement / operational performance ‒ Manufacturing processes ‒ Supply chain efficiencies ‒ Service company growth - 35% in 2013 ‒ Quality management systems ‒ Forecasting accuracy  Organizational structure / transitioning ‒ COO ‒ Six SVP’s  Complementary acquisition program

8 Next Generation ROV

Focused Acquisition Strategy 9 Global oilfield,  manufactured products Leveraged to attractive  secular growth trends Strong brand and market  position Activity‐based,  consumable products High Growth International Expansion                                   

4th Quarter 2013 Results (unaudited) ($ millions) Quarterly Revenue & Adj. EBITDA Margin % Note: EBITDA is a non-GAAP financial measure. See reconciliation of EBITDA to Net Income in the appendix. 10 $373  $368  $390  $394  16.9% 17.3% 20.3% 19.2% 0% 5% 10% 15% 20% 25%  $‐  $100  $200  $300  $400  $500 Q1 2013 Q2 2013 Q3 2013 Q4 2013

2014 Product Line 2012 2013 Growth Product Line Drivers Drilling Technologies 434$          462$          B+V, jackup market, ME & LA, flat US rig count Subsea Technologies 250            316            Deepwater rigs, subsea activity & infrastructure Downhole Technologies 142            162            Footage drilled, international share gains Production Equipment 227            251            Well count, new competitors Valve Solutions 211            211            Pipeline, midstream and downstream expansion Flow Equipment 151            123              Frac demand, stage count Total 1,415$      1,525$        Product Line Revenue Growth ($ millions) 11

Capitalization Strong balance sheet to support growth initiatives  Senior notes offering completed in Q4 2013  $151 million of free cash flow in 2013 12 ($mm) 12/31/13 12/31/12 Capitalization 6.25% Senior unsecured notes due October 2021 403$            ‐$                       Senior secured revolving credit facility 108               122                    Term loan ‐                    296                    Other debt (cap leases, etc.) 2                   2                         Total debt 513$            421$                  Total equity 1,331$         1,162$              Total capitalization 1,844$         1,583$              Less: cash & cash equivalents 40$               41$                    Total net capitalization 1,804$         1,542$              Credit Statistics Credit rating (S&P / Moody's) BB / Ba3 n/a Net debt 473$            380$                  Net Debt / Capitalization  26% 24% Net debt / EBITDA PF 1.7x 1.3x

 Global oilfield, manufactured products and equipment company  Leveraged to attractive secular growth trends ‒ Deepwater / Subsea ‒ Drilling / Well Construction ‒ Production / Completion / Infrastructure  Develop strong brands and market position  High percentage of revenue from activity-based, consumable products  Strong platform for growth from multiple avenues 13 Summary Large cap capabilities, small cap growth

Smart Solutions. Powerful Products. Questions?

Subsea 21% Drilling 30% Well Construction & Completion 10% Stimulation & Intervention 8% Production 17% Infrastructure 14% United States 60% Europe Africa 15% Asia Pacific 10% Canada 7% Latin America 4% Middle East 4% Consumable Products 53% Capital Equipment 44% Other 3% Onshore 72% Offshore 28% Sources of Revenue As a percent of 2013 sales Purchase Cycle Well Cycle Onshore / Offshore Geography 15

 ‐  200  400  600  800  $‐  $5,000  $10,000  $15,000  $20,000 N o .   o f   S u b s e a   T r e e   S t a r t u p s C A P E X   ( $ M M ) Subsea Trees Tree Control Pkg Manifolds SPUs No. of Subsea Trees ROV Components Drilling & Subsea Division Subsea Technologies Launch & Recovery Systems Tether Management Systems Largest range of ROVs in industry Perry™ and Sub-Atlantic™ ROV Technology VMax™ Simulation Systems Source: Quest Offshore 16 Subsea Capex ($MM) & Subsea Tree Start‐ups

Subsea Technologies Deployment of the T-1200 Trencher 17

Drilling & Subsea Division

Drilling Technologies

FORUM ENERGY TECHNOLOGIES

Mission Critical Drilling Capital Equipment



Wrangler™ Catwalk



Blohm + Voss Oil Tools FLOORHAND™



Offline Activity Crane



AMC™ torque machines

Drilling Consumable Product Suite



XL Backsaver



1,000 ton hydraulic elevator

Mousehole tool





125 ton air spider



Casing slip

Drill pipe float valve





P-Quip™ mud pump liner retention system



Merrimac Mud Pump Fluid End



Coiled Tubing BOP

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Davis-Lynch™ Casing & Cementing Technology Drilling & Subsea Division Downhole Technologies 1) Spears & Associates – 2012 “Oilfield Market Report,” casing hardware market by revenue. Weatherford 39% Halliburton 17% Forum (Davis- Lynch) 11% Top-Co 8% Varel 3% Others 22% 19 Downhole Completion ToolsCannon™ Protection Systems Wireline Composite Frac Plugs Trusted Name in a Consolidated Market1

Production & Infrastructure Division Production Equipment 20 Heater Treater Separators Well Manifold Tanks

Two piece trunnion valves for the shale markets Production & Infrastructure Division Valve Solutions Specified ball valve of choice for the US Strategic Petroleum Reserve Preferred valve supplier to leading Canadian oil sands producers 21

22 Production & Infrastructure Division Flow Equipment 22

Production & Infrastructure Division Global Tubing JV 23

 Cris Gaut, Chairman & CEO  President (Drilling & Evaluation), CFO – Halliburton  Co-COO & CFO – ENSCO  Prady Iyyanki, COO  President & CEO – GE Turbomachinery Equipment  President & CEO – GE Gas Engines  Wendell Brooks, President of Production and Infrastructure  President & CEO – Allied Technology  Group Director Well Support – Wood Group  James Harris, Chief Financial Officer  CFO – Forum Oilfield Technologies  Controller – Baker Hughes  Jim McCulloch, General Counsel  General Counsel – GlobalSantaFe Senior Management Executive team has an average of 30+ yrs of industry experience 24

Board of Directors

FORUM ENERGY TECHNOLOGIES



Cris Gaut, FET Chairman & CEO
- President (Drilling & Evaluation) and CFO – Halliburton
- ENSCO



Evelyn Angelle, Halliburton
- Chief Accounting Officer, Halliburton
- Ernst & Young



David Baldwin, SCF Partners
- Managing Director, SCF Partners
- Union Pacific Drilling



John A. Carrig
- President & COO, ConocoPhillips
- Chief Financial Officer, Conoco Phillips



Mike McShane, Advent International
- President & CEO, Grant Prideco
- BJ Services Company



Franklin Myers
- Chief Financial Officer, Cameron
- General Counsel, Baker Hughes



Terence O'Toole, Tinicum
- Managing Member, Tinicum Partnership
- Goldman, Sachs & Co.



Louis A. Raspino
- President & CEO, Pride International
- Sr VP & CFO, Grant Prideco



John Schmitz, Select Energy Services
- Chairman & CEO, Select Energy Services
- HEP Oil Company



Andrew L. Waite, SCF Partners
- Managing Director, SCF Partners
- Simmons & Company
- Royal Dutch Shell

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Reconciliation of Non-GAAP Measures

FORUM ENERGY TECHNOLOGIES

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

	Actual					
($ millions)	**Q1 2013**	**Q2 2013**	**Q3 2013**	**Q4 2013**	**FY 2013**	**FY 2012**
EBITDA Reconciliation						
Net Income attributable to common stockholders	$ 32	$ 30	$ 33	$ 35	$ 130	$ 152
Interest expense	3	3	4	8	18	16
Depreciation and amortization	14	14	16	17	61	52
Income tax expense	15	14	14	14	57	71
Contingent consideration expense (benefit)	-	-	-	-	-	(5)
Impairment of intangible assets	-	-	-	-	-	1
Transaction expenses	-	2	1	-	3	2
Restructuring charges	-	-	9	1	10	1
Loss / (gain) on FX, net	(1)	1	2	1	3	2
Adj. EBITDA	**$ 63**	**$ 64**	**$ 79**	**$ 76**	**$ 282**	**$ 292**

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